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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements No. 33-46728, 33-86830, 333-07391 and 333-18563 of Fisher Scientific International
Inc. on Forms S-8 of our report dated February 6, 1997 appearing in this Annual Report on Form 10-K of Fisher Scientific International Inc. for the year ended December 31, 1996.

/s/ DELOITTE & TOUCHE LLP
----------------------------
DELOITTE & TOUCHE LLP
New York, New York
March 27, 1997